UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

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PJT Partners Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36869	36-4797143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 364-7800

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PJT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2024, PJT Partners Holdings LP, as borrower (the "Borrower"), entered into a new syndicated revolving credit agreement (the "Credit Agreement") and related documents with Bank of America, N.A., as the administrative agent, and MUFG Bank, Ltd. and JPMorgan Chase Bank, N.A., collectively, as lenders. The Credit Agreement provides for a revolving credit facility with an aggregate principal amount of up to $100 million. Outstanding borrowings under the revolving credit facility bear interest of Secured Overnight Financing Rate plus 1.85% per annum. The Borrower will also pay a commitment fee on the unused portion of the revolving credit facility of 0.25% per annum, payable quarterly in arrears. The revolving credit facility will mature, and the commitments thereunder will terminate, on July 29, 2026. Contemporaneously with the Borrower's entry into the Credit Agreement, the Borrower terminated its $60 million in aggregate principal amount revolving credit facility pursuant to the Amended and Restated Loan Agreement dated October 1, 2018, as amended and modified, by and between PJT Partners Holdings LP and First Republic Bank (now part of JPMorgan Chase).

The full text of the Credit Agreement will be filed as an exhibit to the PJT Partners Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Item 1.02.	Termination of a Material Definitive Agreement.

The information in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 2.02.	Results of Operations.

On July 30, 2024, the Company issued a press release announcing the financial results for its second quarter ended June 30, 2024.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of PJT Partners Inc. dated July 30, 2024 announcing the Company’s second quarter 2024 results.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PJT Partners Inc.
By:	/s/ Helen T. Meates
Name: Helen T. Meates
Title: Chief Financial Officer

Date: July 30, 2024